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                                                                    EXHIBIT 99.1



      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


    I, Kevin Fairbairn, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Intevac, Inc. on Form 10-Q for the quarterly period ended June 29, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Intevac, Inc.

                                      By:   /s/   KEVIN FAIRBAIRN
                                         ---------------------------------------
                                      Name:  Kevin Fairbairn
                                      Title: President, Chief Executive Officer
                                             and Director


    I, Charles B. Eddy III, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Intevac, Inc. on Form 10-Q for the quarterly period ended June 29, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Intevac, Inc.

                                      By:   /s/   CHARLES B. EDDY III
                                         ---------------------------------------
                                      Name:  Charles B. Eddy III
                                      Title: Vice President, Finance and
                                             Administration, Chief Financial
                                             Officer, Treasurer and Secretary